UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 13, 2010

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

            On May 13, 2010, Vornado Realty Trust (the “Company”) held its 2010 Annual Meeting of Shareholders (the “Meeting”).  As of March 15, 2010, the record date for shareholders entitled to vote at the Meeting, there were 181,907,215 common shares of beneficial interest, par value $0.04 per share (the “Shares”) outstanding and entitled to vote at the Meeting.  Of the Shares entitled to vote at the Meeting, 157,681,720, or approximately 87% of the Shares were present or represented by proxy at the Meeting.  There were six matters presented and voted on at the Meeting.  Set forth below is a brief description of each matter voted on at the meeting and the voting results with respect to each such matter.

Proposal 1 - Election of Four Nominees to serve on the Board of Trustees for a three-year term and until their respective successors are duly elected.

Nominee	For	Withheld	Broker Non-Votes

Robert P. Kogod	92,853,242	56,092,355	8,736,123
Richard R. West	91,957,462	56,988,135	8,736,123
Candace K. Beinecke	80,139,170	68,806,427	8,736,123
David Mandelbaum	78,578,919	70,366,678	8,736,123

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year 2010.

	For	Against	Abstain

Votes Cast	156,718,374	906,034	57,312

Proposal 3 – Approval of the Company’s 2010 Omnibus Share Plan.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	139,309,975	9,562,346	73,276	8,736,123

Proposal 4 – Non-binding Shareholder Proposal regarding Majority Voting for the election of Trustees.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	107,754,371	41,081,466	109,760	8,736,123

Proposal 5 – Non-binding Shareholder Proposal regarding Appointment of an Independent Chairman.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	61,036,239	87,806,429	102,929	8,736,123

Proposal 6 – Non-binding Shareholder Proposal regarding Establishing One Class of Trustees to be Elected Annually.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	118,084,328	30,743,766	117,503	8,736,123

In addition to the four nominees who were re-elected at the Meeting to serve on the Company’s Board of Trustees, Steven Roth, Michael D. Fascitelli, Anthony W. Deering, Michael Lynne, Ronald Targan and Russell B. Wight, Jr., continue to serve as Trustees after the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 17, 2010